UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 23, 2012

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Jialong International Building,
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China
(Address of Principal Executive Offices)

(+86) 10-6598-3111
Registrant's telephone number, including area code

____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously disclosed, on March 19, 2012, Dr. Tong Jun Lin resigned as a director of China Biologic Products, Inc. (the "Company"), a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee, and as Chairman of the Governance and Nominating Committee, effective immediately. On the same date, the Company’s board of directors appointed Mr. Yungang Lu, as an independent director of the Company, a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee, and as the Chairman of the Governance and Nominating Committee, effective immediately, to fill the vacancies resulted from Dr. Lin’s resignation.

The Company has entered into a Director Agreement and Indemnification Agreement with Mr. Lu. Under the terms of the Director Agreement, the Company agreed to pay Mr. Lu a monthly fee of $5,000 as compensation for his services. Under the terms of the Indemnification Agreement, the Company agreed to indemnify Mr. Lu against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by him in connection with any proceeding, provided that he has acted in good faith and in the best interests of the Company. The Company also granted Mr. Lu an option to purchase 20,000 shares of the Company’s common stock under the Company’s 2008 Equity Incentive Plan, which options will have an exercise price of $9.16 per share and will vest in two equal portions on September 20, 2012 and March 20, 2013, respectively. The description of the terms of the Director Agreement and Indemnification Agreement herein is qualified by reference to the provisions of the Director Agreement and Indemnification Agreement attached hereto as Exhibits 10.1 and 10.2, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Director Agreement, by and between the Company and Yungang Lu, dated March 19, 2012

10.2	Indemnity Agreement, by and between the Company and Yungang Lu, dated March 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2012	CHINA BIOLOGIC PRODUCTS, INC.

By: /s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Director Agreement, by and between the Company and Yungang Lu, dated March 19, 2012

10.2	Indemnity Agreement, by and between the Company and Yungang Lu, dated March 19, 2012